Regulatory Capital And Other Regulatory Matters	12 Months Ended
Dec. 31, 2011
Regulatory Capital Requirements [Abstract]
Regulatory Capital and Other Regulatory Matters
23.    Regulatory Capital and Other Regulatory Matters
As a bank holding company, we and our wholly owned state-chartered banking subsidiary, Ally Bank, are subject to risk-based capital and leverage guidelines issued by federal and state banking regulators that require that our capital-to-assets ratios meet certain minimum standards. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary action by regulators that, if undertaken, could have a direct material effect on the consolidated financial statements or the results of operations and financial condition of Ally and Ally Bank. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of our assets and certain off-balance sheet items. Our capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk-weightings, and other factors.
The risk-based capital ratios are determined by allocating assets and specified off-balance sheet financial instruments into several broad risk categories with higher levels of capital being required for the categories that present greater risk. Under the guidelines, total capital is divided into two tiers: Tier 1 capital and Tier 2 capital. Tier 1 capital generally consists of common equity, minority interests, qualifying noncumulative preferred stock, and the fixed rate cumulative preferred stock sold to Treasury under the Troubled Asset Relief Program (TARP), less goodwill and other adjustments. Tier 2 capital generally consists of perpetual preferred stock not qualifying as Tier 1 capital, limited amounts of subordinated debt and the allowance for loan losses, and other adjustments. The amount of Tier 2 capital may not exceed the amount of Tier 1 capital.
Total risk-based capital is the sum of Tier 1 and Tier 2 capital. Under the guidelines, banking organizations are required to maintain a minimum Total risk-based capital ratio (Total capital to risk-weighted assets) of 8% and a Tier 1 risk-based capital ratio (Tier 1 capital to risk-weighted assets) of 4%.
The federal banking regulators also have established minimum leverage ratio guidelines. The leverage ratio is defined as Tier 1 capital divided by adjusted quarterly average total assets (which reflect adjustments for disallowed goodwill and certain intangible assets). The minimum Tier 1 leverage ratio is 3% or 4% depending on factors specified in the regulations.
A banking institution meets the regulatory definition of “well-capitalized” when its Total risk-based capital ratio equals or exceeds 10% and its Tier 1 risk-based capital ratio equals or exceeds 6%; and for insured depository institutions, when its leverage ratio equals or exceeds 5%, unless subject to a regulatory directive to maintain higher capital levels.
In conjunction with the Supervisory Capital Assessment Program (S-CAP) in 2009, the banking regulators have developed a new measure of capital called “Tier 1 common” defined as Tier 1 capital less noncommon elements, including qualifying perpetual preferred stock, minority interest in subsidiaries, trust preferred securities, and mandatory convertible preferred securities. Tier 1 common is used by banking regulators, investors and analysts to assess and compare the quality and composition of Ally's capital with the capital of other financial services companies. Also, bank holding companies with assets of $50 billion or more, such as Ally, must develop and maintain a capital plan annually, and among other elements, the capital plan must include a discussion of how we will maintain a pro forma Tier 1 common ratio (Tier 1 common to risk-weighted assets) above 5% under expected conditions and certain stressed scenarios.
On October 29, 2010, Ally, IB Finance Holding Company, LLC, Ally Bank, and the FDIC entered into a Capital and Liquidity Maintenance Agreement (CLMA). The CLMA requires capital at Ally Bank to be maintained at a level such that Ally Bank's leverage ratio is at least 15%. For this purpose, the leverage ratio is determined in accordance with the FDIC's regulations related to capital maintenance.
The following table summarizes our capital ratios.

	2011		2010		Required Minimum	Well- capitalized Minimum
December 31, ($ in millions)	Amount	Ratio	Amount	Ratio
Risk-based capital
Tier 1 (to risk-weighted assets)
Ally Financial Inc.	$21,158	13.71%	$22,189	15.00%	4.00%	6.00%
Ally Bank	12,920	17.39	10,738	19.23	4.00	6.00
Total (to risk-weighted assets)
Ally Financial Inc.	$22,755	14.75%	$24,213	16.36%	15.00% (a)	10.00%
Ally Bank	13,643	18.37	11,438	20.48	8.00	10.00
Tier 1 leverage (to adjusted quarterly average assets) (b)
Ally Financial Inc.	$21,158	11.50%	$22,189	13.05%	3.00–4.00%	(c)
Ally Bank	12,920	15.47	10,738	15.81	15.00 (d)	5.00%
Tier 1 common (to risk-weighted assets)
Ally Financial Inc.	$11,676	7.57%	$12,677	8.57%	n/a	n/a
Ally Bank	n/a	n/a	n/a	n/a	n/a	n/a
n/a = not applicable

(a)
Ally was previously subject to a directive from the Board of Governors of the Federal Reserve System (FRB) to maintain a Total risk-based capital ratio of 15%. The directive expired on December 31, 2011.

(b)	Federal regulatory reporting guidelines require the calculation of adjusted quarterly average assets using a daily average methodology.

(c)	There is no Tier 1 leverage component in the definition of a well-capitalized bank holding company.

(d)	Ally Bank, in accordance with the CLMA is required to maintain a Tier 1 leverage ratio of at least 15%.
At December 31, 2011, Ally and Ally Bank were “well-capitalized” and met all capital requirements to which each was subject.
Basel Capital Accord and Other Regulatory Matters
The minimum risk-based capital requirements adopted by the U.S. banking regulators follow the Capital Accord (Capital Accord or Basel I) of the Bank for International Settlements' Basel Committee on Banking Supervision (Basel Committee). The Capital Accord was published in 1988 and generally applies to depository institutions and their holding companies in the United States. In 2004, the Basel Committee published a revision to the Capital Accord (Basel II). The goal of the Basel II capital rules is to provide more risk-sensitive regulatory capital calculations and promote enhanced risk management practices among large, internationally active banking organizations. U.S. banking regulators published final Basel II rules in December 2007. Ally is required to comply with the Basel II rules as implemented by the U.S. banking regulators. Prior to full implementation of the Basel II rules, Ally is required to complete a qualification period of four consecutive quarters during which it needs to demonstrate that it meets the requirements of the rules to the satisfaction of its primary U.S. banking regulator. Pursuant to an extension that was granted to Ally, this qualification period, or parallel run, is required to begin no later than October 1, 2013. During this period, capital is calculated using both Basel I and Basel II methodologies. Upon completion of this parallel run and with the approval of its primary U.S. banking regulator, Ally and Ally Bank will begin to use Basel II to calculate regulatory capital. Basel II contemplated a three-year transition period during which a bank holding company or bank could gradually lower its capital level below the levels required by Basel I. However, under a final capital rule that implements a provision of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), Ally must continue to calculate their risk-based capital requirements under Basel I, and the capital requirements that each computes under Basel I will serve as a floor for its risk-based capital requirement computed under Basel II.
In addition to Basel II, the Basel Committee recently adopted new capital, leverage, and liquidity guidelines under the Capital Accord (Basel III) that when implemented in the United States, may have the effect of raising capital requirements beyond those required by current law and the Dodd-Frank Act. Basel III will increase the minimum Tier 1 common equity ratio to 4.5%, net of regulatory deductions, and introduces a capital conservation buffer of an additional 2.5% of common equity to risk-weighted assets, raising the target minimum common equity ratio to 7.0%. Basel III increases the minimum Tier 1 capital ratio to 8.5% inclusive of the capital conservation buffer, increases the minimum total capital ratio to 10.5% inclusive of the capital buffer, and introduces a countercyclical capital buffer of up to 2.5% of common equity or other fully loss absorbing capital for periods of excess credit growth. Basel III also introduces a nonrisk adjusted Tier 1 leverage ratio of 3%, based on a measure of the total exposure rather than total assets, and new liquidity standards. The Basel III capital, leverage, and liquidity standards will be phased in over a multiyear period. The Basel III rules, when implemented, will also impose a 15% cap on the amount of Tier 1 capital that can be met, in the aggregate, through significant investments in the common shares of unconsolidated financial subsidiaries, MSRs and deferred tax assets through timing differences. In addition, under Basel III rules, after a ten-year phase-out period beginning in January 2013, trust preferred and other “hybrid” securities will no longer qualify as Tier 1 capital. However, under the Dodd-Frank Act, subject to certain exceptions (e.g., for debt or equity issued to the U.S. government under the Emergency Economic Stabilization Act), trust preferred and other “hybrid” securities are phased out from Tier 1 capital over a three-year period starting January 2013. We continue to monitor developments with respect to Basel III and, pending the adoption of the final capital rules and subsequent regulatory interpretation by the U.S. regulators, there remains a degree of uncertainty on the full impact of Basel III.
On November 4, 2011, the Financial Stability Board (FSB), which is an inter-governmental body coordinating an overall set of measures to reduce the moral hazard posed by global systemically important financial institutions, published its Policy Measures to Address Systemically Important Financial Institutions (FSB Policy Measures). If implemented in the United States, the FSB Policy Measures would require a global systemically important financial institution (G-SIFI) in the United States to hold additional Tier 1 common equity from 1% to as much as 3.5% of risk-weighted assets. The additional capital requirement would be phased in between January 1, 2016 and January 1, 2019. Ally was not included in the initial list of G-SIFIs, which must comply with the FSB Policy Measures by the end of 2012. The FSB intends to update and publish the list of G-SIFIs annually in November. We are not able to predict at this time whether Ally will meet the qualifications of a G-SIFI in the future and whether these additional capital requirements, if and when implemented in the United States, will apply to Ally.
In December 2011, the FRB proposed rules to implement some provisions of the systemic risk regime. If adopted as proposed, among other provisions, the rules would require Ally to maintain a sufficient quantity of highly liquid assets to survive a projected 30-day liquidity stress event and implement various liquidity-related corporate governance measures; limit Ally's aggregate exposure to any unaffiliated counterparty to 25% of Ally's capital and surplus; and potentially subject Ally to an early remediation regime that could limit the ability of Ally to pay dividends or expand its business if the FRB identified Ally as suffering from financial or management weaknesses.
It is also anticipated that during 2012 the U.S. banking agencies will issue final rules based on the 2010 Notice of Proposed Rulemaking on the Risk-Based Capital Guidelines for Market Risk, as amended in December 2011 (Market Risk rules). We continue to monitor developments with respect to the Market Risk rules.
Compliance with evolving capital requirements is a strategic priority for Ally. We expect to be in compliance with all applicable requirements within the established timelines.
International Banks, Finance Companies, and Other Foreign Operations
Certain of our foreign subsidiaries operate in local markets as either banks or regulated finance companies and are subject to regulatory restrictions. These regulatory restrictions, among other things, require that our subsidiaries meet certain minimum capital requirements and may restrict dividend distributions and ownership of certain assets. Total assets of our regulated international banks and finance companies were approximately $13.6 billion and $14.5 billion at December 31, 2011 and 2010, respectively. In addition, the Bank Holding Company Act of 1956 imposes restrictions on Ally's ability to invest equity abroad without FRB approval. Many of our other operations are also heavily regulated in many jurisdictions outside the United States.
Depository Institutions
Ally Bank is a state nonmember bank, chartered by the State of Utah, and subject to the supervision of the FDIC and the Utah Department of Financial Institutions. Ally Bank's deposits are insured by the FDIC, and Ally Bank is required to file periodic reports with the FDIC concerning its financial condition. Total assets of Ally Bank were $85.3 billion and $70.3 billion at December 31, 2011 and 2010, respectively. Ally Bank is subject to Utah law (and, in certain instances, federal law) that places restrictions and limitations on the amount of dividends or other distributions. Ally Bank did not make any dividend or other distributions to Ally in 2011 or 2010.
The FRB requires banks to maintain minimum average reserve balances. The amount of the required reserve balance for Ally Bank was $205.3 million and $2.4 million at December 31, 2011 and 2010, respectively.
U.S. Mortgage Business
Our U.S. mortgage business is subject to extensive federal, state, and local laws, rules, and regulations, in addition to judicial and administrative decisions that impose requirements and restrictions on this business. As a Federal Housing Administration-approved lender, certain of our U.S. mortgage subsidiaries are required to submit audited financial statements to the Department of Housing and Urban Development on an annual basis. The U.S. mortgage business is also subject to examination by the Federal Housing Commissioner to assure compliance with Federal Housing Administration regulations, policies, and procedures. The federal, state, and local laws, rules, and regulations to which our U.S. mortgage business is subject, among other things, impose licensing obligations and financial requirements; limit the interest rates, finance charges, and other fees that can be charged; regulate the use of credit reports and the reporting of credit information; impose underwriting requirements; regulate marketing techniques and practices; require the safeguarding of nonpublic information about customers; and regulate servicing practices, including the assessment, collection, foreclosure, claims handling, and investment and interest payments on escrow accounts.
Certain of our mortgage subsidiaries are required to satisfy regulatory net worth requirements. Failure to meet minimum capital requirements can initiate certain mandatory actions by federal, state, and foreign agencies that could have a material effect on our results of operations and financial condition. These entities were in compliance with these requirements at December 31, 2011.
Insurance Companies
Our Insurance operations are subject to certain minimum aggregate capital requirements, net asset and dividend restrictions under applicable state and foreign insurance law, and the rules and regulations promulgated by various U.S. and foreign regulatory agencies. Under various state and foreign insurance regulations, dividend distributions may be made only from statutory unassigned surplus, with approvals required from the regulatory authorities for dividends in excess of certain statutory limitations. At December 31, 2011, the maximum dividend that could be paid by the U.S. insurance subsidiaries over the next twelve months without prior statutory approval was $135 million. Total assets of our Insurance operations were $8.0 billion and $8.8 billion at December 31, 2011 and 2010, respectively.